Exhibit 99.3

GENERAL CANNABIS CORP

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statements of operations for each of the three months ended March 31, 2020 and for the year ended December 31, 2019 combine the financial statements of General Cannabis Corp (“General Cannabis”) and Dalton Adventures LLC and Affiliates (dba SevenFive Farm (“Dalton Adventures”) giving effect to the transaction described in the Asset Purchase Agreement, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statements of operations and on March 31, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•	General Cannabis’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2019, as contained in the Form 10-K/A filed on July 7, 2020 with the United States Securities and Exchange Commission (the “SEC”).

•	General Cannabis’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2020, as contained in its Quarterly Report on Form 10-Q filed on July 7, 2020 with the SEC.

•	Dalton Adventures’s audited financial statements as of and for the year ended December 31, 2019, contained elsewhere herein.

•	Dalton Adventures’s unaudited condensed financial statements as of and for the three months ended March 31, 2020 and 2019, contained elsewhere herein.

•	the other information contained in or incorporated by reference into this filing.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transaction and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of General Cannabis and Dalton Adventures and the related notes included elsewhere in this Form 8-K. The unaudited pro forma condensed combined financial information is based on General Cannabis’s accounting policies. Further review may identify additional differences between the accounting policies of General Cannabis and Dalton Adventures. The unaudited pro forma adjustments and the pro forma condensed combined financial information don’t reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or of General Cannabis’s future financial position or operating results.

GENERAL CANNABIS CORP

Unaudited Pro Forma Condensed Combined Balance Sheet

March 31, 2020

	General Cannabis	Dalton Adventures	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$594,480	$1,028,662	$(1,028,662	)(A)	$594,480
Cash held in escrow	--	74,065	(74,065	)(A)	--
Accounts receivable, net	65,930	77,340	(77,340	)(A)	65,930
Inventories, net	--	115,356	(115,356	)(A)	--
	--	--	185,261	(B)	185,261
Notes receivable, net – current portion	470,820	--	--		470,820
Prepaid expenses and other current assets	840,922	2,120	(2,120	)(A)	840,922
Assets of discontinued operations	231,902	--	--		231,902
Total current assets	2,204,054	1,297,543	(1,112,282)		2,389,315

Property and equipment, net	204,623	860,244	(860,244	)(A)	294,113
	--	--	89,490	(C)	--
Deferred tax asset, net	--	2,907	(2,907	)(A)	--
Investment	250,000	--	--		250,000
Right of use asset	--	--	1,505,894	(F)	1,505,894
Intangibles	--	--	25,000	(E)	25,000
Goodwill	--	--	2,561,744	(E)	2,561,744
Total Assets	$2,658,677	$2,160,694	$2,206,695		$7,026,066

LIABILITIES& STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$1,280,602	$178,279	$(178,279	)(A)	$1,280,602
Interest payable	92,340	--	--		92,340
Income taxes payable	--	300,894	(300,894	)(A)	--
Customer deposits	893,604	--	--		893,604
Accrued stock payable	60,900	--	--		60,900
Notes payable (net of discount)	2,640,434	--	--		2,640,434
Related party note payable (net of discount)	99,667	844,219	(844,219	)(A)	99,667
Warrant derivative liability	3,162,733	--	--		3,162,733
Liabilities of discontinued operations	123,217	--	--		123,217
Right of use liability – current portion	--	--	316,350	(F)	316,350
Contingent liabilities	--	--	958,114	(D)	958,114
Total current liabilities	8,353,497	1,323,392	(48,928)		9,627,961

Notes payable, net of loan fees	--	491,466	(491,466	)(A)	--
Right of use liability	--	--	1,189,544	(F)	1,189,544
Total liabilities	8,353,497	1,814,858	649,150		10,817,505

Stockholders’ Equity (Deficit)
Preferred stock, no par value; 5,000,000 shares authorized; no shares issued and outstanding at March 31, 2020	--	--	--		--
Common Stock, $0.001 par value; 100,000,000 shares authorized; 40,281,881 shares issued and outstanding as of March 31, 2020	40,282	--	8,859	(D)	49,141
Additional paid-in capital	63,550,821	--	1,894,522	(D)	65,445,343
Accumulated deficit	(69,285,923)	345,836	(345,836	)(A)	(69,285,923)
Total Stockholders’ Deficit	(5,694,820)	345,836	1,557,545	(A)	(3,791,439)

Total Liabilities& Stockholders’ Equity (Deficit)	$2,658,677	$2,160,694	$2,206,695		$7,026,066

2

GENERAL CANNABIS CORP

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2020

	General Cannabis	Dalton Adventures	Pro Forma Adjustments		Pro Forma Combined
REVENUES
Service	$308,386	$--	$--		$308,386
Rent and interest	16,729	--	--		16,729
Product sales	1,339,073	--	--		1,339,073
Cultivation sales	--	648,043	--		648,043
Total revenues	1,664,188	648,043	--		2,312,231

COST AND EXPENSES
Cost of service revenues	192,567	--	--		192,567
Cost of goods sold	1,231,413	497,079	72,946	(A)(E)	1,801,438
Selling, general and administrative	1,039,934	16,236	12,123	(E)	1,068,293
Share-based expense	572,574	--	--		572,574
Professional fees	597,036	--	--		597,036
Depreciation and amortization	31,913	2,353	(4,006)	(A)(D)	30,260
Total costs and expenses	3,665,437	515,668	81,063		4,262,168

OPERATING INCOME (LOSS)	(2,001,249)	132,375	(81,063)		(1,949,937)

OTHER (INCOME) EXPENSE
Amortization of debt discount	66,321	1,330	(1,330)	(B)	66,321
Loss on extinguishment of debt	1,137,428	--	--		1,137,428
Interest expense, net	171,048	32,277	(32,277)	(C)	171,048
Gain on warrant derivative liability	(1,375,620)	--	--		(1,375,620)
Gain on sale of building	(139,105)	--	--		(139,105)
Total other (income) expense, net	(139,928)	33,607	(33,607)		(139,928)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,861,321)	$98,768	$(47,456)		$(1,810,009)
Loss from discontinued operations	(152,858)	--	--		(152,858)

NET INCOME (LOSS)	$(2,014,179)	$98,768	$(47,456)		$(1,962,867)

PER SHARE DATA – Basic and diluted
Net loss from continuing operations per share	$(0.05)	$--	$0.01		$(0.04)

Net loss from discontinued operations per share	$(0.00)	$--	$--		$--

Net loss per common share	$(0.05)	$--	$0.01		$(0.04)

Weighted average number of common shares outstanding	39,694,890	--	8,859,117		48,554,007

3

GENERAL CANNABIS CORP

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

	General Cannabis	Dalton Adventures	Pro Forma Adjustments		Pro Forma Combined
REVENUES
Service	$1,787,863	$--	$--		$1,787,863
Rent and interest	95,437	--	--		95,437
Product sales	1,783,046	--	--		1,783,046
Cultivation sales	--	2,796,234	--		2,796,234
Total revenues	3,666,346	2,796,234	--		6,462,580

COST AND EXPENSES
Cost of service revenues	858,714	--	--		858,714
Cost of goods sold	1,608,386	1,607,768	267,201	(A)(C)	3,483,355
Selling, general and administrative	4,379,800	188,315	48,492	(C)	4,616,607
Share-based expense	3,966,621	--	--		3,966,621
Professional fees	1,598,818	--	--		1,598,818
Depreciation and amortization	115,696	9,206	11,000	(D)	135,902
Loss on disposal of assets	--	1,197	--		1,197
Total costs and expenses	12,528,035	1,806,486	326,693		14,661,214

OPERATING INCOME (LOSS)	(8,861,689)	989,748	(326,693)		(8,198,634)
OTHER (INCOME) EXPENSE
Amortization of debt discount	2,019,726	--	--		2,019,726
Loss on extinguishment of debt	377,300	--	--		377,300
Interest expense, net	345,371	120,411	(120,411)	(B)	345,371
Gain on warrant derivative liability	2,204,172	--	--		2,204,172
Total other (income) expense, net	4,946,569	120,411	(120,411)		4,946,569

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(13,808,258)	$869,337	$(206,282)		$(13,145,203)

Loss from discontinued operations	(1,675,539)	--	--		(1,675,539)

NET INCOME (LOSS) BEFORE INCOME TAXES	$(15,483,797)	$869,337	$(206,282)		$(14,820,742)
Income tax expense	--	249,345	--		249,345

NET INCOME (LOSS)	$(15,483,797)	$619,992	$(206,282)		$(15,070,087)
Deemed dividend	(2,341,000)	--	--		(2,341,000)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(17,824,797)	$619,992	$(206,282)		$(17,411,087)
PER SHARE DATA – Basic and diluted
Net loss from continuing operations per share	$(0.36)	$--	$0.07		$(0.28)

Net loss from discontinued operations per share	$(0.04)	$--	$--		$(0.04)

Net loss per common share	$(0.47)	$--	$0.10		$(0.37)

Weighted average number of common shares outstanding	38,106,781	--	8,859,117		46,965,898

4

GENERAL CANNABIS CORP

NOTES TO Unaudited Pro Forma Condensed Combined Financial Information

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of General Cannabis Corp and Dalton Adventures, LLC and Affiliate (dba SevenFive Farm). The unaudited pro forma condensed combined financial information is presented as if the transaction had been completed on January 1, 2019 with respect to the unaudited pro forma condensed combined statements of operations for each of the three months ended March 31, 2020 and for the year ended December 31, 2019 and on March 31, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the transactions.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and directly attributable to the transaction. Pro forma adjustments reflected in the pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the transaction and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the transaction, including potential synergies that may be generated in future periods.

NOTE 2. DESCRIPTION OF THE TRANSACTION

On May 13, 2020, we received approval of the transaction and transfer of the Dalton Adventures, LLC license from the Colorado Marijuana Enforcement Division. On May 25, 2020, we finalized the acquisition of Dalton Adventures, LLC, pursuant to which the we had acquired certain assets of Dalton Adventures, LLC that constitute the business of SevenFive Farm, a cultivation facility in Boulder, Colorado.  The purchase price paid by us to the Dalton Adventures, LLC was 8,859,117 shares of common stock. These shares will not be registered; the Seller must hold them for 6-12 months. Accordingly, a downward adjustment of 15% is applied to the fair value of the consideration due to a lack of marketability. The closing price of General Cannabis’ common stock on May 13, 2020 was $0.38 per share, as such, the fair value of the consideration is $2,861,495. Dalton Adventures, LLC may require us to repurchase in cash 25% of the shares issued to Dalton Adventures, LLC at the closing at a repurchase price equal to the same VWAP used to determine the number of shares issued to Dalton Adventures, LLC at closing. In accordance with the agreement, we would be required to repurchase 2,214,779 shares at a price of $0.43 per share. The Company has recorded a contingent liability for the possibility of the buyback of these shares in the amount of $958,114.

NOTE 3.   PURCHASE PRICE ALLOCATION

The preliminary allocation for the consideration recorded for the acquisition is as follows:

Dalton Adventures, LLC Purchase Price Allocation

Inventory	$185,261
Fixed Assets	89,490
Intangibles	25,000
Goodwill	2,561,744
Total Purchase Price Consideration	$2,861,495

The purchase price allocation is preliminary. The purchase price allocation will continue to be preliminary until a valuation is finalized and the fair value and useful life of the assets acquired is determined. The amounts from the final valuation may significantly differ from the preliminary allocation.

5

NOTE 4. PRO FORMA ADJUSTMENTS

The following pro forma adjustments give effect to the transaction:

Unaudited Pro Forma Condensed Combined Balance Sheet – As of March 31, 2020

Note A	To remove Dalton Adventures, LLC assets, liabilities, and equity that were not acquired or assumed
Note B	To record certain inventory acquired from Dalton Adventures, LLC
Note C	To record certain property, plant, and equipment acquired from Dalton Adventures, LLC
Note D	To record additional paid in capital, common stock, and contingent liability as consideration
Note E	To record goodwill and intangibles from acquisition
Note F	To record right of use asset and liability for operating lease agreement

Unaudited Pro Forma Condensed Statement of Operations – For The Three Months Ended March 31, 2020

Note A	To adjust depreciation expense to remove depreciation for assets not acquired
Note B	To remove amortization of debt discount
Note C	To remove interest expense as the notes payable were not assumed and still held by Dalton Farms, LLC
Note D	To record amortization expense for intangibles acquired from Dalton Adventures, LLC
Note E	To record lease expense related to the operating lease with Dalton Farms, LLC

Unaudited Pro Forma Condensed Statement of Operations – For The Year Ended December 31, 2019

Note A	To adjust depreciation expense to remove depreciation for assets not acquired
Note B	To remove interest expense as the notes payable were not assumed and still held by Dalton Farms, LLC
Note C	To record lease expense related to the operating lease with Dalton Farms, LLC
Note D	To record amortization expense for intangibles acquired from Dalton Adventures, LLC

6